                                                                  Exhibit (H)(3)

                            COLUMBIA FUNDS TRUST VIII
                             COLUMBIA FUNDS TRUST IX
                             COLUMBIA FUNDS TRUST XI
             AMENDED AND RESTATED ACCOUNTING & BOOKKEEPING AGREEMENT
                                   SCHEDULE A

COLUMBIA FUNDS TRUST I
Columbia High Yield Opportunity Fund                                      Fund
Columbia Strategic Income Fund                                            Fund
Columbia Tax-Managed Growth Fund                                          Fund
Columbia Tax-Managed Growth Fund II                                       Fund
Columbia Tax-Managed Value Fund                                           Fund
Columbia Tax-Managed Aggressive Growth Fund                               Fund

COLUMBIA FUNDS TRUST II
Columbia Newport Japan Opportunities Fund                                 Fund
Columbia Newport Greater China Fund                                       Fund
Columbia Money Market Fund                                                Fund

COLUMBIA FUNDS TRUST III
Columbia Mid Cap Value Fund                                               Fund
Columbia Liberty Fund                                                     Fund
Columbia Global Equity Fund                                               Fund
Columbia Federal Securities Fund                                          Fund
Columbia Contrarian Income Fund                                           Fund
Columbia Intermediate Government Income Fund                              Fund
Columbia Quality Plus Bond Fund                                           Fund
Columbia Corporate Bond Fund                                              Fund

COLUMBIA FUNDS TRUST IV
Columbia Tax-Exempt Fund                                                  Fund
Columbia Tax-Exempt Insured Fund                                          Fund
Columbia Utilities Fund                                                   Fund
Columbia Municipal Money Market Fund                                      Fund

COLUMBIA FUNDS TRUST V
Columbia California Tax-Exempt Fund                                       Fund
Columbia Connecticut Tax-Exempt Fund                                      Fund
Columbia Massachusetts Tax-Exempt Fund                                    Fund
Columbia New York Tax-Exempt Fund                                         Fund
Columbia Large Company Index Fund                                         Fund
Columbia U.S. Treasury Index Fund                                         Fund
Columbia Small Company Index Fund                                         Fund
Columbia Intermediate Tax-Exempt Bond Fund                                Fund
Columbia Massachusetts Intermediate Municipal Bond Fund                   Fund
Columbia Connecticut Intermediate Municipal Bond Fund                     Fund
Columbia New Jersey Intermediate Municipal Bond Fund                      Fund
Columbia New York Intermediate Municipal Bond Fund                        Fund
Columbia Rhode Island Intermediate Municipal Bond Fund                    Fund
Columbia Florida Intermediate Municipal Bond Fund                         Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund                    Fund

COLUMBIA FUNDS TRUST VI
Columbia Small Cap Value Fund                                             Fund
Columbia Growth & Income Fund                                             Fund
Columbia Newport Asia Pacific Fund                                        Fund

                                       A-1

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COLUMBIA FUNDS TRUST VII
Columbia Newport Tiger Fund                                               Fund
Columbia Europe Fund                                                      Fund

COLUMBIA FUNDS TRUST VIII
Columbia Income Fund                                                      Fund
Columbia Intermediate Bond Fund                                           Fund

COLUMBIA FUNDS TRUST IX
Columbia Managed Municipals Fund                                          Fund
Columbia High Yield Municipal Fund                                        Fund

COLUMBIA FUNDS TRUST XI
Columbia Growth Stock Fund                                                Fund
Columbia Young Investor Fund                                              Fund
Columbia Global Thematic Equity Fund                                      Fund
Columbia European Thematic Equity Fund                                    Fund
Columbia Asset Allocation Fund                                            Fund
Columbia Dividend Income Fund                                             Fund
Columbia Large Cap Core Fund                                              Fund
Columbia International Equity Fund                                        Fund
Columbia Large Cap Growth Fund                                            Fund
Columbia Disciplined Value Fund                                           Fund
Columbia Small Cap Fund                                                   Fund
Columbia Small Company Equity Fund                                        Fund

LIBERTY-STEIN ROE FUNDS TRUST
[currently no series outstanding]

LIBERTY-STEIN ROE ADVISOR TRUST
[currently no series outstanding]

SR&F BASE TRUST
[currently no series outstanding]

Columbia Floating Rate Fund                                               Feeder

Columbia Institutional Floating Rate Income Fund                          Feeder

Columbia Floating Rate Limited Liability Company                          Master

CLOSED END FUNDS
Colonial Intermediate High Income Fund                                    Fund
Colonial InterMarket Income Trust I                                       Fund
Colonial Insured Municipal Fund                                           Fund
Colonial California Insured Municipal Fund                                Fund
Colonial New York Insured Municipal Fund                                  Fund
Colonial Municipal Income Trust                                           Fund
Colonial Investment Grade Municipal Trust                                 Fund
Colonial High Income Municipal Trust                                      Fund
Columbia Floating Rate Advantage Fund                                     Fund

                                       A-2

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LIBERTY VARIABLE INVESTMENT TRUST
Columbia International Fund, VS                                           Fund
Liberty Growth & Income Fund, VS                                          Fund
Colonial Strategic Income Fund, VS                                        Fund
Newport Tiger Fund, VS                                                    Fund
Colonial Small Cap Value Fund, VS                                         Fund
Liberty All-Star Equity Fund, VS                                          Fund
Liberty S&P 500 Index Fund, VS                                            Fund
Liberty Select Value Fund, VS                                             Fund
Liberty Equity Fund, VS                                                   Fund
Columbia Real Estate Equity Fund, VS                                      Fund
Columbia High Yield Fund, VS                                              Fund

STEINROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, VS                                         Fund
Stein Roe Growth Stock Fund, VS                                           Fund
Liberty Small Company Growth Fund, VS                                     Fund
Liberty Money Market Fund, VS                                             Fund
Liberty Federal Securities Fund, VS                                       Fund

                                       A-3